Exhibit 10.10

ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of [●], 2019 (“Agreement”), by and among SC Health Holdings Limited, a Cayman Islands exempted company (the “Sponsor”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“Escrow Agent”) and SC Health Corporation, a Cayman Islands exempted company (the “Company”).

WHEREAS, the Sponsor has agreed to establish an escrow account to deposit certain escrow assets, or cause an affiliate to establish an escrow account to deposit certain escrow assets, which shall consist of cash, with the Escrow Agent for the benefit of the holders of redeemable public warrants (the “Public Warrants”), other than the Sponsor and its affiliates (the “Beneficiaries”), issued by the Company in its initial public offering (the “IPO”), in an amount of $7,500,000, as such amount may be increased if the underwriters’ over-allotment option in the IPO is exercised, up to $8,625,000 if the over-allotment is exercised in full (collectively, the “Escrow Assets”), which Escrow Assets shall be distributed in accordance with the procedures set forth below;

WHEREAS, this Agreement is being entered into in connection with the Company’s IPO, as described in the Company’s Registration Statement on Form S-1, File No. 333-232240 (“Registration Statement”), and the distribution of the Escrow Assets shall be distributed only in accordance with the terms of this Agreement; and

WHEREAS, the Sponsor desires for the Escrow Agent to accept the Escrow Assets, in escrow, to be held and disbursed as hereinafter provided.

IT IS AGREED:

1.  Appointment of Escrow Agent. The Sponsor hereby appoints the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2.  Deposit of Escrow Assets. At least 24 hours prior to the effective time of the Registration Statement, the Sponsor shall deliver or cause an affiliate to deliver to the Escrow Agent the Escrow Assets. The Escrow Assets will be held and deposited by the Escrow Agent in an interest bearing account at J.P. Morgan Chase Bank, N.A., maintained by the Escrow Agent (the “Escrow Account”). The Escrow Assets shall only be disbursed in accordance with the terms and conditions of this Agreement. If at any time after the date hereof the underwriters exercise their over-allotment option in the IPO in part or in full, on the closing date for the sale of units to the underwriters upon such exercise, the Sponsor shall increase the Escrow Assets held by the Escrow Agent by an aggregate amount equal to an additional $0.50 for each unit exercised by the underwriters pursuant to the over-allotment option.

3.  Disbursement and Reduction of the Escrow Assets.

3.1.  The Escrow Agent shall hold the Escrow Assets during the period (the “Escrow Period”) commencing on the date hereof and ending upon the earlier of (each a “Termination Event”) (i) the Company’s consummation of a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”), (ii) the Company’s failure to consummate a Business Combination within the later of (x) 18 months from the closing of the IPO and (y) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (the “Charter”) or (iii) in connection with a proposed amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete a Business Combination within 18 months from the closing of the IPO or a proposed amendment to the terms of the Public Warrants that would affect the substance or timing of the right of the holders of the Public Warrants to receive $1.00 per Public Warrant in the various circumstances described in Section 7 to the Warrant Agreement, dated [●], 2019, among American Stock Transfer & Trust Company, LLC (in this capacity, the “Warrant Agent”), the Sponsor and the Company (each a “Qualifying Amendment”). The Company shall promptly provide notice of a Termination Event to the Escrow Agent. Upon completion of the Escrow Period, the Escrow Agent shall promptly commence the distribution of the Escrow Assets (excluding any interest earned thereon) to the Beneficiaries upon receipt of, and only in accordance with, the terms of a joint letter (the “Direction Letter”) in accordance with Sections 3.2, 3.3, 3.4 or 3.5, as applicable, hereof. Notwithstanding the foregoing, during the Escrow Period the Escrow Agent may distribute a portion of the Escrow Assets pursuant to Section 3.5 hereof.

3.2.  If the Termination Event is the Company’s consummation of a Business Combination, the Escrow Agent shall, as soon as practicable, distribute the Escrow Assets upon the Escrow Agent’s receipt of a Direction Letter substantially in the form attached hereto as Exhibit A and in accordance with the instructions thereto, to each Beneficiary who has exercised its right to require the Sponsor or its affiliate to repurchase such Beneficiary’s Public Warrant(s) in an amount equal to $1.00 per whole Public Warrant as directed in such Direction Letter. The balance remaining in the Escrow Account, if any, shall be returned to the Sponsor or its affiliate in accordance with the instruction set forth in such Direction Letter.

3.3.  Upon written request from the Company, which may be given from time to time pursuant to an instruction letter substantially in the form attached hereto as Exhibit B, stating that a Qualifying Amendment has been approved, which amendment has become effective, the Escrow Agent shall, as soon as practicable, distribute from the Escrow Assets to each Beneficiary who has exercised its right to require the Sponsor or its affiliate to repurchase such Beneficiary’s Public Warrant(s) in an amount equal to $1.00 per whole Public Warrant as directed in such Direction Letter. The balance remaining in the Escrow Account, if any, shall remain in the Escrow Account.

3.4.  If the Termination Event is the Company’s failure to consummate a Business Combination within the later of (x) 18 months from the closing of the IPO and (y) such later date as may be approved by the Company’s shareholders in accordance with the Company’s Charter, the Escrow Agent shall, as soon as practicable, distribute the Escrow Assets pro-rata to the Beneficiaries upon the Escrow Agent’s receipt of a Direction Letter substantially in the form attached hereto as Exhibit C, stating the Company did not consummate a Business Combination within the later of (x) 18 months from the closing of the IPO and (y) such later date as may be approved by the Company’s shareholders in accordance with the Charter, and the Sponsor must or cause an affiliate to distribute the Escrow Assets such that each Beneficiary receives an amount equal to $1.00 per whole Public Warrant for each Public Warrant then held by such Beneficiary. Any remaining Escrow Assets (or interest earned thereon) shall thereafter be distributed to the Sponsor or its affiliate as directed in Exhibit C.

3.5.  Upon joint written request from the Company and Sponsor, which may be given from time to time substantially in the form attached hereto as Exhibit D, the Escrow Agent shall distribute to the Sponsor or its affiliate as directed in Exhibit D by wire transfer the income collected on the Escrow Assets.

3.6.  The Company and the Sponsor shall provide Credit Suisse Securities (USA) LLC (the “Representative”), the representative of the several underwriters in the IPO, with a copy of any Direction Letter, instruction letter or other correspondence sent to the Escrow Agent with respect to any proposed distribution or other withdrawal of all or any portion of the Escrow Assets, promptly after the issuance of same.

4.  Concerning the Escrow Agent.

4.1.  Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

4.2.  Indemnification. The Escrow Agent shall be indemnified and held harmless by the Sponsor from and against any reasonable and documented expenses, including reasonable outside counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of this Agreement, the services of the Escrow Agent hereunder, or the Escrow Assets held by it hereunder, other than expenses or losses arising from the gross negligence, fraud or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Assets or it may deposit the Escrow Assets with the clerk of any appropriate court or it may retain the Escrow Assets pending receipt of a final, non appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Assets are to be disbursed and delivered. The provisions of this Section 4.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 4.5 or 4.6 below.

4.3.  Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Sponsor for all services rendered by it hereunder, as set forth in its fee proposal. The Escrow Agent shall also be entitled to reimbursement from the Sponsor for all reasonable and documented expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all reasonable and documented outside counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

4.4.  Further Assurances. From time to time on and after the date hereof, the Sponsor shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself it is protected in acting hereunder.

4.5.  Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time as the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Assets held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Assets with any court it reasonably deems appropriate.

4.6.  Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 4.5.

4.7.  Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence, fraud, or its own willful misconduct.

4.8.  Waiver. The Escrow Agent hereby waives any right of set-off or any other right, title, interest or claim of any kind (“Claim”) in, or to any distribution of, the Trust Account (as defined in that certain Investment Management Trust Agreement, dated as of the date hereof, by and between the Company and the Escrow Agent as trustee thereunder) and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

5.  Miscellaneous.

5.1.  Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

5.2.  Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to be charged.

5.3.  Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

5.4.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

5.5.  Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally, by email transmission, or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two business days after the date of mailing, as follows:

If to the Company, to:

SC Health Corporation
108 Robinson Road #10-00
Singapore 068900
Attn: Angelo John Coloma
Email: aj.coloma@sincapital.com

with a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attn: Paul Tropp
Email: paul.tropp@ropesgray.com

If to the Sponsor, to:

SC Health Holdings Limited
108 Robinson Road #10-00
Singapore 068900
Attn: Angelo John Coloma
Email: aj.coloma@sincapital.com

with a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attn: Paul Tropp
Email: paul.tropp@ropesgray.com

and if to the Escrow Agent, to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: Felix Orihuela
Email: FOrihuela@astfinancial.com / treasurymanagement@astfinancial.com

A copy of any notice sent hereunder shall be sent to:

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: IBCM-Legal
Fax No.: (212) 325-4296

with a copy to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Attn: Harald Halbhuber
Email: harald.halbhuber@shearman.com

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

5.6.  Counterparts. This Agreement may be executed in several counterparts, each one of which shall constitute an original and may be delivered by facsimile transmission and together shall constitute one instrument.

5.7.  Third-Party Beneficiary. Each of the Company and the Escrow Agent hereby acknowledges and agrees that the Representative is a third-party beneficiary of this Agreement.

[Signature Page Follows]

WITNESS the execution of this Agreement as of the date first above written.

SPONSOR:

SC HEALTH HOLDINGS LIMITED

By:
Name:
Title:

ESCROW AGENT:

AMERICAN STOCK TRANSFER
& TRUST COMPANY, LLC

By:
Name:
Title:

COMPANY:

SC HEALTH CORPORATION

By:
Name:
Title:

EXHIBIT A

[Letterhead of Company]
[Insert date]

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: [●]

Re: Escrow Account No. [ ] - Direction Letter

Gentlemen:

Pursuant to Section 3.2 of the Escrow Agreement among SC Health Holdings Limited (“Sponsor”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and SC Health Corporation, dated as of [●], 2019 (the “Escrow Agreement”), this is to advise you that the Company has consummated a Business Combination with [ ] on [ ] (the “Termination Date”) and certain holders of the Company’s Public Warrants have exercised their right to require the Sponsor or its affiliate to repurchase their Public Warrants. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

Annex A contains the list of Beneficiaries who have exercised their right to require the Sponsor or its affiliate to repurchase their Public Warrants. Pursuant to Section 3.2 of the Escrow Agreement, you are hereby directed to distribute an aggregate of $[ ] of the Escrow Assets to each Beneficiary listed on Annex A hereto in an amount and per the instructions set forth next to the name of such Beneficiary.

The balance remaining in the Escrow Account, if any, should be returned to the Sponsor or its affiliate at: [WIRE INSTRUCTION INFORMATION]

Upon the distribution of all Escrow Assets pursuant to the terms hereof, the Escrow Agreement shall be terminated.

Very truly yours,

SC Health Holdings Limited

By:
Name:
Title:

SC Health Corporation

By:
Name:
Title:

Annex A

[Payment Instructions]

EXHIBIT B

[Letterhead of Company]
[Insert date]

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: [●]

Re: Escrow Account No. [ ] - Direction Letter

Gentlemen:

Pursuant to Section 3.3 of the Escrow Agreement among SC Health Holdings Limited (“Sponsor”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and SC Health Corporation, dated as of [●], 2019 (the “Escrow Agreement”), this is to advise you that a Qualifying Amendment has been approved, which amendment has become effective on [ ] (the “Termination Date”), and certain holders of the Company’s Public Warrants have exercised their right to require the Sponsor or its affiliate to repurchase their Public Warrants. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

Annex A contains the list of Beneficiaries who have exercised their right to require the Sponsor or its affiliate to repurchase their Public Warrants. Pursuant to Section 3.3 of the Escrow Agreement, you are hereby directed to distribute an aggregate of $[ ] of the Escrow Assets to each Beneficiary listed on Annex A hereto in an amount and per the instructions set forth next to the name of such Beneficiary.

The balance remaining in the Escrow Account, if any, should continue to be held by you in escrow in accordance with the terms of the Escrow Agreement.

Very truly yours,

SC Health Holdings Limited

By:
Name:
Title:

SC Health Corporation

By:
Name:
Title:

Annex A

[Payment Instructions]

EXHIBIT C

[Letterhead of Company]

[Insert date]

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: [●]

Re: Escrow Account No. [ ] - Direction Letter

Gentlemen:

Reference is made to the Escrow Agreement among SC Health Holdings Limited (“Sponsor”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and SC Health Corporation, dated as of [●], 2019 (the “Escrow Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement. Pursuant to Section 3.4 of the Escrow Agreement, this is to advise you the Company did not consummate a proposed business combination within the time period set forth in the Charter, and the Sponsor or its affiliate must distribute the Escrow Assets such that each Beneficiary receives an amount equal to $1.00 per whole Public Warrant for each whole Public Warrant then held by such Beneficiary.

In accordance with the terms of the Escrow Agreement, you are hereby directed to distribute the Escrow Assets on [ ] to the Beneficiaries. [ ] has been selected as the “record” date for the purpose of determining the Beneficiaries entitled to receive $1.00 per whole Public Warrant held by such Beneficiary as of such date, as determined by you in your capacity as the Warrant Agent. You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds directly to the Beneficiaries in accordance with the terms of the Escrow Agreement.

Any remaining amounts in the Escrow Account following payments to the Beneficiaries shall be distributed to the Sponsor or its affiliate at: [WIRE INSTRUCTION INFORMATION]

Upon the distribution of all of the funds comprising the Escrow Assets, your obligations under the Escrow Agreement shall be terminated.

Very truly yours,

SC Health Holdings Limited

By:
Name:
Title:

SC Health Corporation

By:
Name:
Title:

EXHIBIT D

[Letterhead of Company]
[Insert date]

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: [●]

Re: Escrow Account No. [ ] - Direction Letter

Gentlemen:

Pursuant to Section 3.5 of the Escrow Agreement among SC Health Holdings Limited (“Sponsor”), American Stock Transfer & Trust Company, LLC (the “Escrow Agent”) and SC Health Corporation, dated as of [●], 2019 (the “Escrow Agreement”), the Sponsor hereby requests you to deliver to it or its affiliate $      of the interest income earned on the Escrow Assets as of the date hereof.

In accordance with the terms of the Escrow Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Sponsor’s or its affiliate’s account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

SC Health Holdings Limited

By:
Name:
Title:

SC Health Corporation

By:
Name:
Title: